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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

                   INFORMATION REQUIRED IN PROXY STATEMENT

         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  1)

Filed by the registrant [x]                   [ ] CONFIDENTIAL, FOR USE OF THE
                                                  COMMISSION ONLY (AS PERMITTED
Filed by a party other than the registrant [ ]    RULE 14A-6(E)(2))

Check the appropriate box:

[ ] Preliminary proxy statement

[ ] Definitive proxy statement

[x] Definitive Additional Materials

[ ] Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         KENSEY NASH CORPORATION
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              (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

    [ ] $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing party:

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(4) Date filed:

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


                           [KENSEY NASH LETTERHEAD]


                              November 27, 1996




To All Kensey Nash Stockholders:

  This letter serves to notify all the stockholders of Kensey Nash Corporation of changes to the Company's Proxy Statement (the "Proxy Statement") filed with the Securities and Exchange Commission (the "SEC") on October 30, 1996.

  The Summary Compensation Table on page 6 of the Proxy Statement erroneously presented bonuses earned during the fiscal year ended June 30, 1995 by each of the Company's four officers as bonuses earned during the fiscal year ended June 30, 1996. There were no bonuses earned by such officers for fiscal 1996. All bonuses presented on the fiscal 1996 line within the Summary Compensation Table should appropriately be presented on the fiscal 1995 line, consistent with the Company's Form S-1, declared effective by the SEC on December 13, 1995. This topic was also discussed in the Report of the Compensation Committee of the Board of Directors. All bonuses discussed in such Report as earned in fiscal 1996 should appropriately read as earned in fiscal 1995.

  Also, in the Other Annual Compensation column of the Summary Compensation Table, due to a typographical error, the information for Joseph W. Kaufmann referred to Footnote (1), but should refer to Footnote (2).

  Following is the corrected Summary Compensation Table:

                EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

  The following table sets forth information with respect to the cash compensation paid by the Company for services rendered during the fiscal years ended June 30, 1996, 1995 and 1994 to its chief executive officer and the other executive officers of the Company whose total annual salary and bonus exceeded $100,000 during fiscal year 1996 (each, a "Named Executive Officer).

                           SUMMARY COMPENSATION TABLE

                                                                                                 Long-Term
                                                                                                Compensation
                                                             Annual Compensation                   Awards
                                                             --------------------               ------------
                                                                                                 Securities
                                                                             Other Annual        Underlying
                                                    Salary        Bonus      Compensation         Options
Name and principal position              Year        ($)           ($)            ($)               (#)
----------------------------             -----    --------     ---------     -------------      ------------
Kenneth R. Kensey, M.D.                  1996     $200,000         --        $    9,000(1)           --
  Chairman of the Board                  1995     $200,000      $100,000     $    8,567(1)           --
                                         1994     $200,000      $ 30,000     $    8,653(1)           --

John E. Nash, P.E.                       1996     $200,000         --        $    9,018(1)           --
  Vice Chairman of the Board             1995     $200,000      $ 50,000     $    8,567(1)           --
  and Executive Vice President           1994     $200,000      $ 30,000     $    8,653(1)           --

Joseph W. Kaufmann                       1996     $200,000         --        $2,533,143(2)         60,000
  President, Chief Financial             1995     $164,181      $100,000          --                 --
  Officer, Secretary and Director        1994     $100,249      $  1,923          --                 --

Douglas G. Evans, P.E.                   1996     $107,019         --        $  840,000(2)         30,000
  Chief Operating Officer and            1995     $ 80,870      $ 50,000          --                 --
  Director                               1994     $ 65,930      $  7,449          --                 --
-----------------------------

(1) Represents allowance for automobile.

(2) Represents the fair market value in excess of the price paid by such employee for certain employee stock rights which were converted into Common Stock on the date of the Company's initial public offering.


         We apologize for any inconvenience these mistakes may have caused.

                                          Sincerely,



                                          Joseph W. Kaufmann
                                          President and Chief Executive Officer



              This letter serves as a part of the Proxy Statement.





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